Filed Pursuant to Rule 497(k)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

Hennessy Cornerstone Large Growth Fund

Investor Class HFLGX | Institutional Class HILGX

June 8, 2018

Supplement to the Summary Prospectus dated February 28, 2018

Effective as of May 29, 2018, Brian E. Peery is no longer a Portfolio Manager of the Hennessy Cornerstone Large Growth Fund.  As a result, the “Portfolio Managers” section of the prospectus is replaced in its entirety as follows:

Portfolio Managers

Neil J. Hennessy and Ryan C. Kelley are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Hennessy serves as a Portfolio Manager of the Fund, and has been the Chief Executive Officer and Chairman of the Board of Directors of the Investment Manager since its organization in 1989. Mr. Kelley has served as a Portfolio Manager of the Fund since February 2017 and has been employed by the Investment Manager since 2012.

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Please Read Carefully and Keep for Future Reference